                                                                    EXHIBIT 99-1


                             STOCKHOLDERS AGREEMENT


                          DATED AS OF NOVEMBER 13, 1997


                                  By and Among

                          GREEN EQUITY INVESTORS, L.P.,

                                ROBERT W. MILLER,

                                STEVEN G. MILLER,

                                       and

                              BIG 5 HOLDINGS CORP.

                             STOCKHOLDERS AGREEMENT


      This STOCKHOLDERS AGREEMENT (this "AGREEMENT") is entered into as of November 13, 1997, by and among Green Equity Investors, L.P., a Delaware limited partnership ("GEI"), Robert W. Miller ("RW MILLER"), Steven G. Miller ("SG MILLER" and together with RW Miller, the "MILLERS") and Big 5 Holdings Corp., a Delaware corporation (the "PARENT"), with respect to the following facts and circumstances:

      A. Substantially simultaneously with the execution of this Agreement, Parent and Big 5 Corp, a Delaware corporation, successor to United Merchandising Corp., a California corporation ("SUBSIDIARY"), are consummating the transactions described under the caption "The Recapitalization" contained in that certain Offering Memorandum, dated November 8, 1997 (the "OFFERING MEMORANDUM"), (the "RECAPITALIZATION").

      B. Upon consummation of the Recapitalization, GEI will own 723,577 shares of the Common Stock, par value $0.01 per share, of Parent (the "COMMON STOCK"), RW Miller will own approximately 250,509 shares of Common Stock, SG Miller will own 200,000 shares of Common Stock and members of the families of the Millers will own 100,000 shares of Common Stock.

      C. Parent, GEI and the Millers desire, for their mutual benefit and protection, to enter into this Agreement to set forth their respective rights and obligations with respect to certain corporate governance issues respecting Parent and Subsidiary.

      NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                   Definitions

      1.1 Definitions. In addition to certain terms that are defined elsewhere herein, as used in this Agreement, the following definitions shall apply:

            1.1.1 "AFFILIATE" means, with respect to any Person, any other Person (other than Parent or Subsidiary) directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with any such Person and, when used with reference to any natural Person, shall also include such Person's spouse, parents and descendants (whether by blood or adoption, and including stepchildren), the spouses of such Persons, the siblings of such Persons and trusts for the benefit of any of the foregoing Persons; provided, however, that there shall be excluded from the foregoing any entity formed or existing as part of a transaction or activity in the course of Parent's or Subsidiary's business. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities of a Person, by contract or otherwise.

            1.1.2 "NASDAQ" means The Nasdaq Stock Market, Inc.'s National Market or SmallCap systems.

            1.1.3 "OPTIONS" means any warrant, option, security convertible or exchangeable into Common Stock (or stock of any subsidiary) or other right to acquire Common Stock (or stock of any subsidiary), including, without limitation, employee stock options.

            1.1.4 "PERSON" means an association, a corporation, an individual, a partnership, a limited liability company or limited liability partnership, a trust or any other entity, association or organization.

            1.1.5 "PREFERRED STOCK" means Parent's Series A 13.45% Senior Exchangeable Preferred Stock.

            1.1.6 "STOCKHOLDER" means each of GEI and the Millers, in each case together with its and their respective Affiliates, and any other Person who shall become a party to or agree to be bound by the terms of this Agreement after the date hereof, together with its and their Affiliates.

            1.1.7 "SHARES" means shares of Common Stock and shares of Preferred Stock, whether now directly or indirectly owned or controlled by any Stockholder (or Affiliate thereof) or hereafter acquired by any Stockholder (or Affiliate thereof) in any manner, including upon exercise of any Option.

            1.1.8 "SUBSIDIARY" means in addition to Big 5 Corp, a Delaware corporation, successor to United Merchandising Corp., a California corporation, any direct or indirect wholly-owned subsidiary of Parent, whether now existing or hereafter organized or acquired.

                                    ARTICLE 2
                                Voting Agreements

      2.1 Board of Directors. Each Stockholder shall, and shall cause its Affiliates to, vote any and all Common Stock held by such Stockholder and its Affiliates in order to effect the following at all times:

            2.1.1 Number of Directors. Parent and Subsidiary each shall be governed by a Board of Directors consisting of five (5) members. Of such directors, (i) two (2) shall be designated by GEI (the "GEI DIRECTORS") and (ii) two (2) shall be the Millers and one (1) or, if either of the Millers shall for reasons of health be unable to serve as a director, then two (2), shall be designated by the Millers (the "MILLERS'

DIRECTORS"). Each of GEI and the Millers, respectively, (the "REMOVING PARTY"), by notice to the other such party, shall be entitled to cause the parties hereto to act to remove any of the GEI Directors or Miller Directors, respectively, originally designated by such Removing Party. In such event the parties shall act promptly to cause such removal of any of the GEI Directors or Miller Directors originally designated by the Removing Party and to cause the election of a replacement GEI Director or Miller Director as designated by the Removing Party and permitted by this Section. In the event that the size of the Board of Directors of Parent or Subsidiary is increased or decreased, the number of GEI Directors and Miller Directors on such Board of Directors shall be equitably adjusted so that the Miller Directors shall constitute a simple majority of the Board of Directors and the number of GEI Directors shall be increased proportionately to the number of Miller Directors.

            2.1.2 Initial Board of Directors. The Board of Directors of Parent and of Subsidiary as of the date of this Agreement consist of the following members:

                  Name of Director                    Designated By:
                  ----------------                    --------------
                  RW Miller                                  Millers
                  SG Miller                                  Millers
                  Dr. Michael D. Miller                      Millers
                  John G. Danhakl                            GEI
                  John A. Seiffer                            GEI

            Each of such persons shall hold office until his or her death, resignation or removal or until his or her successor shall thereafter have been duly elected and qualified. By signing this Agreement, each of the parties hereby consents to the election of the foregoing designees to the initial Board of Directors of Parent and Subsidiary.

            2.1.3 Vacancies; Action by Board of Directors. If a vacancy is created on the Board of Directors of either of Parent or Subsidiary by reason of the death, disability, removal or resignation of any director, the party who originally designated the director whose death, disability, removal or resignation resulted in such vacancy shall be entitled to designate a new Miller Director or GEI Director, as the case may be, to fill such vacancy, and Parent or Subsidiary, as the case may be, shall cause the remaining directors to meet within ten (10) business days after the date such vacancy occurs for the purpose of electing the designated new director to fill such vacancy. Each Stockholder with respect to Parent, and Parent with respect to Subsidiary, shall take such steps as are necessary to cause the election of the person so designated to fill such vacancy.

      2.2 Supermajority Director Votes. The parties acknowledge and agree that, under the Certificate of Incorporation and Bylaws of Parent and of Subsidiary as they exist on the date hereof and shall exist during the term of this Agreement, the approval of the following actions shall require a vote of at least eighty percent (80%) of the authorized number of directors of the corporation (which such number of authorized directors shall include such number of directors as may at that time be entitled to be elected by holders of any series of Preferred Stock of the corporation). If the number of authorized directors of Parent or of Subsidiary is ever increased above nine
(9), then the percentage vote required for approval of such actions shall be equitably increased so that the affirmative vote of at least one of the GEI Directors is required to approve such actions.

            2.2.1 a sale, assignment, lease, transfer, conveyance or other disposition involving all or substantially all of the assets or capital stock of the corporation or any of its subsidiaries; a merger, consolidation or other business combination, or a transaction in which all stockholders of Parent are not treated equally;

            2.2.2 adoption of a plan of dissolution or liquidation of the corporation or any of its subsidiaries;

            2.2.3 any increase in the compensation to either of the Millers, or any Affiliates of the Millers, except any increase in compensation in the ordinary course of business not materially different from past practices (including the practices of any predecessor by merger);

            2.2.4 the issuance of any shares of capital stock, or any options, warrants or rights (including convertible or exchangeable securities) to acquire shares of capital stock, of the corporation, except shares of capital stock issued for cash in connection with the exercise of compensatory employee Options issued by the corporation in the ordinary course of business not materially different from past practices (including the practices of any predecessor by merger), provided that Subsidiary may only issue shares of capital stock to Parent;

            2.2.5 the corporation entering into, or permitting any subsidiary to enter into, any arrangement or contract with any Person which, together with its Affiliates, beneficially owns or has a Option to acquire, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of stock of the corporation or with any Affiliate of such Person, except for any arrangement or contract that exists as of the date hereof and any extensions and non-material modifications and amendments thereof;

            2.2.6 the (i) redemption, retirement, purchase or other acquisition for value of any shares of the corporation, (ii) assignment to any person of Parent's right to purchase or acquire shares of the corporation pursuant to Article ELEVENTH of the Certificate of Incorporation of Parent, or (iii) making of any determination with respect to any shares of the corporation pursuant to such Article ELEVENTH, other than the redemption or repurchase of Common Stock in the ordinary course of business (A) constituting (in a transaction or series of related transactions) less than one (1) percent of the outstanding Common Stock of the corporation on the date or dates of purchase pursuant (x) to Article ELEVENTH or (y) to a contractual obligation to the holder of any such security, or (B) in amounts that are not material pursuant to any management stock purchase agreement consistent with past practices (including the practices of any predecessor by merger);

            2.2.7 the determination to have the corporation or any of its subsidiaries enter into any lines of business other than retail merchandising of sporting goods and other business activities ancillary thereto;

            2.2.8 the transfer, disposition or issuance of any shares of capital stock, or any options, warrants or rights (including convertible or exchangeable securities) to acquire shares of capital stock, of or by any subsidiary of the corporation, or by any other Person that is a wholly-owned subsidiary of such subsidiary, other than issuances by such a wholly-owned subsidiary to its immediate parent; and

            2.2.9 any amendment of the Certificate of Incorporation or Bylaws of the corporation that would alter or affect in any way the supermajority director voting requirements.

The parties agree that during the term of this Agreement, without the prior written consent of GEI, no Stockholder shall take any action or vote or give its consent to any amendment or change of the Certificate of Incorporation or Bylaws of either Parent or Subsidiary that would alter or affect in any way the supermajority director voting requirements set forth above. Further, the parties agree that if for any reason they cannot agree on an equitable adjustment to the supermajority vote as a result of a change in the number of directors, then the number of directors necessary to approve any of the actions enumerated above shall be changed by amendment to the Certificate of Incorporation and/or Bylaws (as applicable) of the corporation to require the affirmative vote of all of the directors less one (1).

      2.3 Binding Agreements on Affiliates and Transferees. Each of the Millers and GEI agrees to cause its Affiliates who own Common Stock from time to time to enter into a counterpart of this Agreement (at the date hereof as to Affiliates who own such Common Stock at the date hereof or upon acquiring such Common Stock hereafter) and thereby such Affiliate shall agree to vote such Common Stock in the same manner as the party with respect to whom such Person is an Affiliate is obligated to vote any Common Stock owned by such party. In the event that prior to the Common Stock being listed or admitted to trading on a national securities exchange or quoted on the NASDAQ and the rules and regulations of such national securities exchange or the NASDAQ, as the case may be, any Stockholder shall transfer any of the Common Stock owned by any of them to a person who is not an Affiliate of the transferor, then as a condition to such transfer, the transferee shall be obligated to enter into a counterpart of this Agreement and thereby agree to vote such Common Stock in the same manner as such person's transferor was obligated to vote such Common Stock and to cause such Person's transferees to be bound by the terms and conditions of this Agreement.

                                    ARTICLE 3
                                Tag-Along Rights

      3.1 Right to Participate in Sale. If (i) the Millers (and any Affiliated transferee or transferees of equity securities of the Millers) enter into an agreement to transfer, sell or otherwise dispose of any interest (including the grant of an option) in ("Transfer") more than fifty percent (50%) of the aggregate shares of Common Stock held by them or (ii) the Millers (and any Affiliated transferee or transferees of equity securities of the Millers) and any other stockholders of Parent, with or without the participation or involvement of Parent, acting as a group within the meaning of Rule 13d or 14d of the Securities Exchange Act of 1934, as amended, whether or not applicable, enter into an agreement, arrangement or series of agreements or arrangements (A) to Transfer more than fifty percent (50%) of the then outstanding shares of Common Stock of Parent or (B) to Transfer a combination of outstanding and newly issued Common Stock that would constitute more than fifty percent (50%) of the shares of Common Stock of Parent to be outstanding upon the completion of the Transfer or related series of Transfers (collectively, any such proposed transferor or transferors (excluding Parent), the "MAJORITY STOCKHOLDER" and each such Transfer or related series of Transfers, a "TAG-ALONG SALE"), then the Millers, and Parent if it is a Transferor, shall as a condition of such Tag-Along Sale, arrange for GEI (including, for purposes of this Article 3, the Affiliates and transferees of GEI) to have the right, but not the obligation, to participate in such Tag-Along Sale with respect to the Common Stock proposed to be sold by the Majority Stockholder. The number of shares of Common Stock that GEI will be entitled to include in a Tag-Along Sale ("GEI'S ALLOTMENT") shall be determined by multiplying (a) the total number of shares of such Common Stock proposed to be Transferred pursuant to the Tag-Along Sale (other than shares proposed to be issued by Parent), by (b) a fraction, the numerator of which shall equal the aggregate number of shares of such Common Stock owned by GEI on the day immediately preceding the Tag-Along Notice Date (as defined below) and the denominator of which shall equal the sum of (I) the aggregate number of shares of such Common Stock owned by the Majority Stockholder plus (II) the aggregate number of shares of such Common Stock held by all other Persons holding shares of such Common Stock of Parent and the aggregate number of shares of such Common Stock subject to stock options to acquire such Common Stock held by Persons who have tag-along rights with regard to such shares or shares subject to stock options, and others who may have tag-along rights relative to the Majority Stockholder, in each case, on the day immediately preceding the Tag-Along Notice Date. The "TAG-ALONG NOTICE DATE" shall be the date that the Tag-Along Sale Notice (as defined below) is first delivered, mailed or sent by courier or telecopy to GEI.

      3.2 Limitation on Representations; Indemnity. Any sales of Common Stock by GEI (and Persons with similar or derivative tag-along rights) as a result of the "Tag- Along Rights" granted to GEI pursuant to this Agreement shall be on the same terms and conditions as the proposed Tag-Along Sale by the Majority Stockholder; provided, however, that in negotiating a Tag-Along Sale, the Millers and, if applicable, Parent shall use their or its reasonable, good faith efforts to provide (i) that the only representation and warranty which GEI shall be required to make in connection with any Transfer is a warranty with respect to its own ownership of the shares to be sold by it and its ability to convey title thereto free and clear of liens, encumbrances or adverse claims, and (ii) that the liability of GEI with respect to any representation and warranty made in connection with any Transfer is the several (and not joint) liability of GEI and that such liability is limited to the amount of proceeds actually received by GEI.

      3.3 Sale Notice. The Millers and, if applicable, Parent shall provide GEI with written notice (the "TAG-ALONG SALE NOTICE") not more than sixty (60) nor less than twenty (20) days prior to the proposed date of the Tag-Along Sale (the "TAG-ALONG SALE DATE"). Each Tag-Along Sale Notice shall set forth: (i) the name and address of each proposed transferee or purchaser of shares in the Tag-Along Sale; (ii) the number of shares proposed to be Transferred by the Majority Stockholder and, if applicable, Parent; (iii) the proposed amount and form of consideration to be paid for such shares and the terms and conditions of payment offered by each proposed transferee or purchaser; (iv) the aggregate number of shares of Common Stock proposed to be Transferred that are held of record as of the close of business on the day immediately preceding the Tag-Along Notice Date by the Majority Stockholder; (v) GEI's Allotment assuming GEI elected to sell the maximum number of shares of Common Stock possible; (vi) confirmation that the proposed purchaser or transferee has been informed of the "Tag-Along Rights" provided for herein and has agreed to purchase shares of such Common Stock in accordance with the terms hereof; and (vii) the Tag-Along Sale Date.

      3.4 Tag-Along Notice. If GEI wishes to participate in the Tag-Along Sale, it shall provide written notice (the "TAG-ALONG NOTICE") to the Millers and, if applicable, Parent no less than ten (10) business days prior to the Tag-Along Sale Date. The Tag-Along Notice shall set forth the number of shares of Common Stock proposed to be Transferred that GEI elects to include in the Tag-Along Sale, which shall not exceed GEI's Allotment. The Tag-Along Notice shall also specify the aggregate number of additional shares of Common Stock owned of record as of the close of business on the day immediately preceding the Tag-Along Notice Date by GEI, if any, which GEI desires also to include in the sale ("ADDITIONAL SHARES") in the event there is any under-subscription for the entire amount of shares that may be included by Persons having, and pursuant to, tag-along rights relative to the Majority Stockholder (collectively, the "SELLERS' ALLOTMENTS"). In the event there is an under-subscription of the entire amount of such Sellers' Allotments, the Millers and, if applicable, Parent shall apportion the unsubscribed Sellers' Allotments to such holders whose tag-along notices specified an amount of Additional Shares, which apportionment shall be on a pro rata basis among such holders in accordance with the number of Additional Shares specified by all such holders in their Tag-Along Notice. The Tag-Along Notice given by GEI shall constitute its binding agreement to sell such Common Stock on the terms and conditions applicable to the Tag-Along Sale, subject to the provisions of Section 3.2 above and provided further that, in the event that there is any material change in the terms and conditions of such Tag-Along Sale applicable to GEI after GEI gives such Tag-Along Notice, then, notwithstanding anything herein to the contrary, GEI shall have the right to elect not to participate in the Tag-Along Sale with respect to any or all of its shares of Common Stock affected thereby. If the proposed transferee or purchaser does not purchase all of such shares on the same terms and conditions applicable to the Millers (except as otherwise provided herein), then the Millers and, if applicable, Parent shall not consummate the Tag-Along Sale of any of their or its shares to such transferee or purchaser, unless the shares of GEI and the Majority Stockholder are reduced or limited pro rata in proportion to the respective number of shares actually sold in any such Tag-Along Sale and GEI elects to Transfer its shares on such revised terms.

      3.5 Failure to Exercise. If a Tag-Along Notice is not received by the Millers and, if applicable, Parent from GEI prior to the ten (10)-day period specified above, the Majority Stockholder shall have the right to Transfer the number of shares specified in the Tag-Along Sale Notice to the proposed purchaser or transferee without any participation by GEI, but only on terms and conditions which are no more favorable in any material respect to each of the Millers and, if applicable, Parent than as stated in the Tag-Along Sale Notice to GEI and only if such Tag-Along Sale occurs on a date within sixty (60) business days of the Tag-Along Sale Date.

      3.6   Exempt Transfers. The provisions of Section 3.1 shall not apply to
(i) any bona fide offering of Common Stock pursuant to an effective registration statement under the Act or any bona fide public distribution of Common Stock pursuant to Rule 144 thereunder, or (ii) any Transfer without consideration (other than nominal consideration to satisfy legal title transfer requirements) by the Millers to one of their affiliates (except that (A) prior to any such disposition the party receiving such shares of Common Stock shall agree in writing to be bound by the terms of this Agreement applicable to the Millers as if such Transferee were an original party hereto and (B) any such shares of Common Stock shall continue to be subject to this Agreement).


                                    ARTICLE 4
                         Representations and Warranties

      4.1   Representations and Warranties of Parent.

            Parent represents and warrants to the Stockholders as follows:

            4.1.1 Organization. It is a corporation duly organized and validly existing under the laws of the State of Delaware.

            4.1.2 Authority. It has full corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

            4.1.3 Binding Obligation. The execution, delivery and performance of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on its part, and, assuming the due authorization, execution and delivery of this Agreement by each of the other parties hereto, this Agreement constitutes its binding obligation, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

            4.1.4 No Conflict. The execution, delivery and performance of this Agreement by it and the consummation by it of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time or both, (i) violate any provision of law, statute, rule or regulation to which it is subject, (ii) violate any order, judgment or decree applicable to it, or
(iii) conflict with, or result in a breach or default under, any term or condition of its Certificate of Incorporation or Bylaws or any material agreement or other material instrument to which it is a party or by which it or its property is bound or affected.

      4.2 Representations and Warranties of GEI. GEI represents and warrants to the Millers and to Parent as follows:

            4.2.1 Organization. It is a limited partnership duly organized and validly existing under the laws of its state of organization.

            4.2.2 Authority. It has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

            4.2.3 Binding Obligation. The execution, delivery and performance of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary action on its part, and, assuming the due authorization, execution and delivery of this Agreement by each of the other parties hereto, this Agreement constitutes its binding obligation, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

            4.2.4 No Conflict. The execution, delivery and performance of this Agreement by it and the consummation by it of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time or both, (i) violate any provision of law, statute, rule or regulation to which it is subject, (ii) violate any order, judgment or decree applicable to it, or
(iii) conflict with, or result in a breach or default under, any term or condition of its charter, bylaws or equivalent governing documents or any material agreement or other material instrument to which it is a party or by which it or its property is bound or affected.

      4.3 Representations and Warranties of the Millers. Each of the Millers, severally and not jointly, represents and warrants to GEI and to Parent as follows:

            4.3.1 Authority. He has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

            4.3.2 Binding Obligation. Assuming the due authorization, execution and delivery of this Agreement by each of the other parties hereto, this Agreement constitutes his binding obligation, enforceable against him in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

            4.3.3 No Conflict. The execution, delivery and performance of this Agreement by him and the consummation by him of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time or both, (i) violate any provision of law, statute, rule or regulation to which he is subject, (ii) violate any order, judgment or decree applicable to him, or
(iii) conflict with, or result in a breach or default under, any term or condition of any material agreement or other material instrument to which he is a party or by which he or his property is bound or affected.

                                    ARTICLE 5
                                  Miscellaneous

      5.1 Termination. The provisions of Article 2 of this Agreement shall terminate on, and be of no further force and effect after, the first to occur of the following: (i) the date the Common Stock is listed or admitted to trading on a national securities exchange or quoted on NASDAQ, (ii) the date the Millers and their Affiliates own less than fifty percent (50%) of the Common Stock owned by them immediately following the consummation of the Recapitalization, (iii) the date the shares of Common Stock of Parent outstanding immediately following the consummation of the Recapitalization constitute less than fifty percent (50%) of the outstanding Common Stock of Parent on a fully diluted basis taking into account Options, (iv) the death or permanent disability of both of the Millers so that they are no longer willing or able to serve as Miller Directors or (v) December 1, 2007.

      5.2 Recapitalization, Exchanges, etc. Affecting the Common Stock. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Common Stock and any Option to acquire Common Stock,
(ii) any and all shares of capital stock or other securities of Parent or any successor or assign of Parent (whether by merger, consolidation, stock sale, sale of assets, exchange or otherwise) which may be issued in respect of, in exchange for, or in substitution for the Common Stock or any Options, by combination, recapitalization, reclassification, merger, consolidation or otherwise, and (iii) any shares of capital stock or other securities of Parent or any successor or assign received in connection with any stock split, stock dividend, stock combination or other recapitalization or similar event; and in each such case the provisions of this Agreement shall be appropriately adjusted so that the

Stockholders receive all of the benefits of, and have all of the obligations under, this Agreement with respect to all such securities.

      5.3 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt if delivered personally or sent by facsimile transmission (receipt of which is confirmed) or by courier service promising overnight delivery (with delivery confirmed the next day) or three (3) business days after sent by registered or certified mail (postage prepaid, return receipt requested). Notices shall be addressed as follows:

      To Parent:                  Big 5 Holdings Corp.
                                  2525 East El Segundo Boulevard
                                  El Segundo, California 90245
                                  Attention: Gary Meade, General Counsel
                                  Facsimile: (310) 297-7592


      With a copy to:             Irell & Manella LLP
                                  333 South Hope Street, 33rd Floor
                                  Los Angeles, California 90071
                                  Attention:  Edmund M. Kaufman, Esq.
                                  Facsimile: (213) 229-0515

      To GEI:                     Green Equity Investors, L.P.
                                  c/o Leonard Green & Partners, L.P.
                                  11111 Santa Monica Boulevard
                                  Suite 2000
                                  Los Angeles, California 90025
                                  Attention:  Jennifer Holden Dunbar
                                  Facsimile: (310) 954-0404

      To the Millers:             Robert W. Miller
                                  Steven G. Miller
                                  c/o Big 5 Holdings Corp.
                                  2525 East El Segundo Boulevard
                                  El Segundo, California 90245
                                  Facsimile:  (310) 297-7595

Any party may from time to time change its address for the purpose of notices by a similar notice specifying the new address but no such change shall be effective as against any Person until such Person shall have actually received it.

      5.4 Specific Performance. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof (without requirement to post bond), in addition to any and all other remedies at law or in equity.

      5.5 Amendment; Waiver. This Agreement may be amended, modified, supplemented or terminated only by a written instrument signed by Parent and each Stockholder. No provision of this Agreement may be waived orally, but only by a written instrument signed by the party against whom enforcement of such waiver is sought. Stockholders shall be bound from and after the date of the receipt of a written notice from Parent setting forth such amendment or waiver, whether or not the Common Stock shall have been marked to indicate the same. No alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

      5.6 Further Assurances. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

      5.7 No Third-Party Benefits. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.

      5.8 Interpretation. For all purposes of this Agreement, except as otherwise expressly provided, all terms defined herein include the plural as well as the singular and the words "include," "includes" and "including" shall be deemed in each case to be followed by the words "without limitation."

      5.9 Assignability. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

      5.10 Severability. If any provision hereof shall be held to be unenforceable or invalid by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not alter the enforceability, validity or effect of any other provision hereof.

      5.11 Entire Agreement. This Agreement contains the final and entire agreement among the parties with respect to the matters contemplated hereby and supersedes all written or verbal representations, warranties, commitments and other understandings prior to the date hereof. No reference shall be made to any draft of this Agreement for purposes of interpretation or resolution of ambiguity or otherwise.

      5.12 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

      5.13 Attorney's Fees. In any suit or proceeding arising out of this Agreement to interpret or enforce any provision of this Agreement, the prevailing party shall be entitled to all reasonable out-of-pocket expenses and reasonable attorneys' fees incurred by such party in connection with such suit or proceeding.

      5.14 Captions. The descriptive headings herein are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

      5.15 Information Regarding Beneficial Ownership. Each Stockholder agrees to promptly provide to Parent any information or representations that Parent may request regarding such Stockholder's beneficial ownership of Common Stock.

      5.16 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first set forth above.



                           [SIGNATURE BLOCKS OMITTED]